UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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RESMED INC. 9001 SPECTRUM CENTER BLVD. SAN DIEGO, CA 92123 ATTN: AMY WAKE HAM Your Vote Counts! RESMED INC. 2021 Annual Meeting Date: November 18, 2021 Time: 2:00 p.m. (US Pacific Time) November 19, 2021 9:00 a.m. (Australian Eastern Time) Live webcast: Meeting live via the internet-please visit  Important notice regarding the availability of proxy materials for the stockholder meeting to be held on November 18, 2021. You invested in RESMED INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Get informed before you vote View the Notice, Proxy Statement, and Form 10-K online at www.ProxyVote.com, OR you can receive a free paper or email copy of the materials. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit http://www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@ProxyVote.com, by November 4, 2021. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.    For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a Vote Virtually at the Meeting* November 18, 2021 at 2:00 p.m. (US Pacific Time) November 19, 2021 at 9:00 a.m. (Australian Eastern Time) Virtually at: www.virtualshareholdermeeting.com/RMD2021 *Please check the proxy materials for any special requirements for meeting attendance.

Vote at www.proxyvote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. The more complete proxy materials are available to you on the internet or by mail as discussed on the reverse side. Please follow the instructions on the reverse side to vote on these important matters.  Board Voting Items Recommends 1. Elect seven directors, each to serve until our 2022 annual meeting and until their successors are elected and qualified. The nominees for election as directors at the 2021 annual meeting are: Continuing directors: la. Karen Drexler  For lb. Michael Farrell For lc. Peter Farrell For Id. Harjit Gill For le. Ron Taylor For Nominees: If. John Fernandez  For lg. Desney Tan For 2. Ratify our selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2022.  For 3. Approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed in the proxy statement ("say-on-pay"). 0 For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery". D61026-P61419